Exhibit 32.1

Section 1350 Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

          Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of TrueYou.com Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that: The Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2006 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2007

/s/ James O’ Crowley III

James O’Crowley III
Chief Executive Officer

/s/ Matthew Burris

Matthew Burris
Chief Financial Officer